UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2021

SELECTA BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37798	26-1622110
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

65 Grove Street, Watertown, MA 02472

(Address of principal executive offices)(Zip Code)

(617) 923-1400

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	SELB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 7.01	Regulation FD Disclosure.

On November 8, 2021, Selecta Biosciences, Inc. (the “Company”) posted a slide presentation in the “Investors & Media” portion of its website at www.selectabio.com containing top-line data for the Phase 1 clinical trial evaluating the potential of the ImmTOR platform in mitigating the formation of neutralizing antibodies against adeno-associated viral serotype 8 (AAV8) vectors used in gene therapies. A copy of the slide presentation is furnished as Exhibit 99.1 to this Current Report.

The information contained in Item 7.01 of this Current Report (including Exhibit 99.1 attached hereto) shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly provided by specific reference in such a filing. The Company undertakes no obligation to update, supplement or amend the materials attached hereto as Exhibit 99.1.

Item 8.01	Other Events.

On November 8, 2021, the Company announced top-line data from the Phase 1 clinical trial evaluating the potential of the ImmTOR platform in mitigating the formation of neutralizing antibodies against adeno-associated viral serotype 8 (AAV8) vectors used in gene therapies. Top-line results include:

•	AAV8 empty capsids elicited peak median anti-AAV8 neutralizing antibody (NAb) titers of 1:6875.

•	Median day 30 titers of neutralizing anti-AAV8 antibodies were 1:25 and 1:5 in the 0.15 mg/kg and 0.3 mg/kg ImmTOR cohorts, respectively.

•

Median day 30 titers of neutralizing anti-AAV8 antibodies were 50-fold and 250-fold lower in the 0.15 mg/kg and 0.3 mg/kg ImmTOR cohorts respectively compared to the median of control subjects dosed with AAV8 empty capsid alone.

•

At 30 days 6 of 6 or 100% of subjects that received 0.3 mg/kg of ImmTOR exhibited an anti-AAV8 neutralizing antibody titer of 1:25 or less. 4 of 6 or 67% of subjects at this dose had a titer of 1:5 or less.

•

At 30 days 6 of 9 or 67% of subjects that received 0.15 mg/kg of ImmTOR exhibited an anti-AAV8 neutralizing antibody titer of 1:25 or less. 2 of 9 or 22% of subjects at this dose had a titer of 1:5 or less.

•	1 of 8 or 12.5% of subjects that received AAV8 empty capsid alone had a neutralizing antibody titer of 1:25 or less at 30 days and no subjects (0/8) had a titer of 1:5 or less.

•	At 90 days 2 of 6 subjects in the 0.3 mg/kg cohort were observed to have sustained control of neutralizing antibodies with titers of 1:25 or less.

•

Consistent with preclinical data, the Company observed that the single dose ImmTOR cohorts saw delayed formation of neutralizing antibodies eventually reaching similar median levels of neutralizing antibodies to the control group by day 90.

•	No serious adverse events were reported. The most common treatment-related adverse events included stomatitis and rash.

Forward-looking statements

Any statements in this Current Report on Form 8-K about the future expectations, plans and prospects of the Company, including without limitation, statements regarding the proprietary technology platform of the Company, and the proprietary platform of its partners, the programs and disease indication targets anticipated under this collaboration, the anticipated timing or the outcome of ongoing and planned clinical trials, studies and data readouts, the Company’s ability to conduct those clinical trials and studies, the timing or making of any regulatory filings, the ability of the Company and its partners where applicable to develop gene therapy products using ImmTOR, the novelty of treatment paradigms that the Company is able to develop, whether the observations made in non-human primate and mouse study subjects will translate to studies performed with human beings, the potential of any therapies developed by the Company to fulfill unmet medical needs, the Company’s plan to apply its ImmTOR technology platform to a range of biologics for rare and orphan genetic diseases, the ability to re-dose patients and the potential of ImmTOR to allow for re-dosing, the potential to safely re-dose AAV, the ability to restore transgene expression, the potential of the ImmTOR technology platform generally and the Company’s ability to grow its strategic partnerships, and other statements containing the words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “hypothesize,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “would,” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including, but not limited to, the following: the uncertainties inherent in the initiation, completion and cost of clinical trials including proof of concept trials, including the uncertain outcomes, the availability and timing of data from ongoing and future clinical trials and the results of such trials, whether preliminary or topline results from a particular clinical trial will be predictive of the final results of that trial or whether results of early clinical trials will be indicative of the results of later clinical trials, the ability to predict results of studies performed on human beings based on results of studies performed on non-human primates and mice, the unproven approach of the Company’s ImmTOR technology, the Company’s partners’ ability to re-engineer or develop any protein therapeutics, potential delays in enrollment of patients, undesirable side effects of the Company’s product candidates, its reliance on third parties to manufacture its product candidates and to conduct its clinical trials, the Company’s inability to maintain its existing or future collaborations, licenses or contractual relationships, its inability to protect its proprietary technology and intellectual property, potential delays in regulatory approvals, the availability of funding sufficient for its foreseeable and unforeseeable operating expenses and capital expenditure requirements, the Company’s recurring losses from operations and negative cash flows from operations, substantial fluctuation in the price of its common stock, and other important factors discussed in the “Risk Factors” section of the Company’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, and in other filings that the Company makes with the Securities and Exchange Commission. In addition, any forward-looking statements included in this Current Report represent the Company’s views only as of the date of its publication and should not be relied upon as representing its views as of any subsequent date. The Company specifically disclaims any intention to update any forward-looking statements included in this Current Report.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

99.1	Slide Presentation of Selecta Biosciences, Inc. dated November 8, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELECTA BIOSCIENCES, INC.

Date: November 8, 2021	By:	/s/ Carsten Brunn, Ph.D.
Carsten Brunn, Ph.D.
President and Chief Executive Officer